SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        January 13, 2005
                                                -------------------------


Commission        Registrant, State of Incorporation,      I.R.S. Employer
File Number       Address and Telephone Number             Identification No.
-----------       -----------------------------            -------------------
1-6468            Georgia Power Company                     58-0257110
                  (A Georgia Corporation)
                  241 Ralph McGill Boulevard, N.E.
                  Atlanta, Georgia 30308
                  (404) 506-6526

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

3


Item 8.01.        Other Events.
                  ------------

                On January 13, 2005, Georgia Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $250,000,000 aggregate principal amount of its Series X 5.70% Senior Notes due January 15, 2045 (the "Series X Senior Notes"). The Series X Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement, as amended (Registration Nos. 333-121202, 333-121202-01, 333-121202-02, 333-121202-03 and 333-121202-04), of the Company
(the "Registration Statement").

                The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and December 31, 2002 and for each of the years in the three year period ended December 31, 2003 included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 15, 2004; Commission File Number 1-10777); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2004 and for the periods ended March 31, 2004 and March 31, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed with the Commission on May 10, 2004); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2004 and for the periods ended June 30, 2004 and June 30, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2004 (which was filed with the Commission on August 9, 2004); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2004 and for the periods ended September 30, 2004 and September 30, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2004 (which was filed with the Commission on November 9,
2004) and the Current Reports on Form 8-K of Ambac Financial Group, Inc. (which were filed with the Commission on April 22, 2004, July 22, 2004, August 20, 2004, October 20, 2004 and November 12, 2004) as they relate to Ambac Assurance Corporation, are hereby incorporated by reference in this Current Report on Form 8-K, in the prospectus supplement and in the Registration Statement and shall be deemed to be a part hereof. The consent of KPMG LLP is filed herewith as Exhibit 24.1.


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

            (c) Exhibits.
              1.1 Underwriting Agreement relating to the Series X Senior Notes, dated January 13, 2005, among the Company and Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several Underwriters named in Schedule I thereto.

              4.1     Twenty-Fourth Supplemental Indenture to Senior
                      Note Indenture dated as of January 20, 2005, providing for the issuance of the Series X Senior Notes.

              4.7 Form of Series X Senior Notes. (included in Exhibit 4.1 above).

              5.1 Opinion of Troutman Sanders LLP relating to the Series X Senior Notes.

             12.1     Computation of ratio of earnings to fixed charges.

             24.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     January 20, 2005             GEORGIA POWER COMPANY



                                       By /s/Wayne Boston
                                             Wayne Boston
                                         Assistant Secretary